UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

Cadence Bancorporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38058	47-1329858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houson, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 871-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.405).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Cadence Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 6, 2021. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The stockholders elected each of the Class I director nominees to serve as a director for a one-year term expiring at the 2022 Annual Meeting of Stockholders. The result of the vote taken at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes
Paul B. Murphy, Jr.	101,884,040	5,026,539	8,852,617
Precious W. Owodunni	105,494,432	1,416,147	8,852,617
Marc J. Shapiro	104,037,255	2,873,324	8,852,617
J. Thomas Wiley	105,649,894	1,260,685	8,852,617

Proposal 2 – Advisory Approval of Executive Compensation. The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2021 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
96,550,720	9,818,774	541,085	8,852,617

Proposal 3 – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2021. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2021. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain
115,672,125	78,271	12,800

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Dated: May 10, 2021	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
Executive Vice President – General Counsel and Corporate Secretary